UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street

Rockville, Maryland 20852-4041

(301) 998-8100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On June 20, 2017, Federal Realty Investment Trust (the “Registrant”) entered into an underwriting agreement with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement, whereby the Registrant agreed to issue and sell (i) $300,000,000 aggregate principal amount of 3.25% Notes due 2027 (the “2027 Notes”) and (ii) $100,000,000 aggregate principal amount of 4.50% Notes due 2044 (the “2044 Notes” and, together with the 2027 Notes, collectively the “Notes”) in an underwritten public offering. The 2044 Notes are of the same series as the 4.50% Notes due 2044 that the Registrant first issued on November 14, 2014.The offering of the Notes closed on June 23, 2017.

The Notes are be governed by the Indenture, dated as of September 1, 1998, between the Registrant and U.S. Bank National Association (successor trustee to Wachovia Bank, National Association (successor trustee to First Union National Bank)).

The Notes are senior unsecured obligations of the Registrant and rank equally with all of the Registrant’s other senior unsecured indebtedness. The 2027 Notes bear interest at 3.25% per annum, and interest is payable on January 15 and July 15 of each year, beginning on January 15, 2018. The 2027 Notes will mature on July 15, 2027. The 2044 Notes bear interest at 4.50% per annum, and interest is payable on June 1 and December 1 of each year, with the next interest payment date being December 1, 2017. The 2044 Notes will mature on December 1, 2044.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 20, 2017, by and among the Registrant and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement

1.2	Pricing Agreement, dated June 20, 2017, by and among the Registrant and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Form of 3.25% Note due 2027

4.2	Form of 4.50% Note due 2044

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the securities being issued by the Registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to material tax matters relating to the Registrant

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consents of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: June 26, 2017	By:	/s/ Dawn M. Becker
Dawn M. Becker Executive Vice President-General Counsel and Secretary